Exhibit 99.1
 NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr. pcusick@century-bank.com

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS SECOND QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, July 11, 2006—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $973,000, or $0.18 per share diluted, for the second quarter ended June 30, 2006, compared to net income of $2,035,000, or $0.37 per share diluted, for the second quarter of 2005. Excluded from income for the current quarter is approximately $170,000 of expected Federal Home Loan Bank (FHLB) stock dividend income that was not recorded because the FHLB was restricted from declaring the dividend. The dividend is expected to be declared during the third quarter. For the first six months of 2006, net income totaled $2,403,000, or $0.43 per share diluted, compared to net income of $4,077,000, or $0.74 per share diluted, for the same period a year ago. Included in income for 2006 is the previously announced pre-tax gain of $600 thousand from the sale of its rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $18.4 million for the first six months ended June 30, 2006, versus $20.9 million for the same period in 2005. The 12.0% decrease in net interest income for the period is mainly due to a decrease of twenty-seven basis points in the net interest margin as well as a $38.1 million or 2.4% decrease in average earnings assets.
At June 30, 2006, total equity was $103.4 million compared to $103.2 million at December 31, 2005. Century’s leverage ratio stood at 8.68% on June 30, 2006, compared to 8.49% for the same period a year ago. Book value as of June 30, 2006 was $18.66 per share compared to $19.22 for the same period last year.
-more-

Century’s allowance for loan losses was $9.6 million or 1.28% of loans outstanding at the end of the second quarter, compared to $9.4 million, or 1.31% of loans outstanding at end of the previous quarter and $9.3 million or 1.35% at December 31, 2005. Non-performing assets totaled $0.3 million at June 30, 2006, compared to $0.2 million at the end of the previous quarter and $1.1 million at June 30, 2005.
Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable August 15, 2006 to stockholders of record on August 1, 2006.
Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
(000’s)

	(unaudited)
	June 30,	December 31,
Assets	2006	2005
Cash and Due From Banks	$51,669	$47,626
Federal Funds Sold and Interest-bearing Deposits In Other Banks	38,219	105,053

Securities Available-For-Sale (AFS)	480,318	532,982

Securities Held-to-Maturity	275,585	286,578

Loans:
Commercial & Industrial	109,078	94,139
Construction & Land Development	69,090	58,846
Commercial Real Estate	320,410	302,279
Residential Real Estate	159,823	146,355
Consumer and Other	15,036	11,316
Home Equity	71,694	76,710

Total Loans	745,131	689,645
Less: Allowance for Loan Losses	9,551	9,340

Net Loans	735,580	680,305

Bank Premises and Equipment	23,888	25,228
Accrued Interest Receivable	6,927	7,127
Goodwill	2,714	2,714
Core Deposit Intangible	2,253	2,447
Other Assets	42,679	38,709

Total Assets	$1,659,832	$1,728,769

Liabilities
Demand Deposits	$273,543	$296,696

Interest Bearing Deposits:
Savings and NOW Deposits	283,410	239,326
Money Market Accounts	332,322	279,245
Time Deposits	358,598	401,773

Total Interest Bearing	974,330	920,344

Total Deposits	1,247,873	1,217,040

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	139,460	50,010
Other Borrowed Funds	114,324	304,722

Total Borrowed Funds	253,784	354,732

Other Liabilities	18,698	17,713
Subordinated Debentures	36,083	36,083

Total Liabilities	1,556,438	1,625,568

Total Stockholders’ Equity	103,394	103,201

Total Liabilities & Stockholders’ Equity	$1,659,832	$1,728,769

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date ending
June 30, 2006 and 2005 (000’s)

	Quarter		Year-to-date
	2006	2005	2006	2005
Interest Income:
Loans	$12,912	$10,086	$24,847	$19,284
Securities Held-to-Maturity	2,555	2,988	5,168	6,184
Securities Available-for-Sale	4,215	4,999	8,824	9,934
Federal Funds Sold and Interest-bearing Deposits In Other Banks	51	9	81	332

Total Interest Income	19,733	18,082	38,920	35,734

Interest Expense:
Savings and NOW Deposits	1,159	933	2,082	1,648
Money Market Accounts	2,361	1,769	4,139	3,480
Time Deposits	3,731	1,938	6,912	3,995
Securities Sold Under Agreements to Repurchase	785	130	1,200	230
Other Borrowed Funds and Subordinated Debentures	2,620	2,957	6,183	5,477

Total Interest Expense	10,656	7,727	20,516	14,830

Net Interest Income	9,077	10,355	18,404	20,904

Provision For Loan Losses	225	150	375	300

Net Interest Income After Provision for Loan Losses	8,852	10,205	18,029	20,604

Other Operating Income
Service Charges on Deposit Accounts	1,702	1,537	3,218	2,965
Lockbox Fees	762	786	1,437	1,495
Brokerage Commissions	30	139	78	292
Net (Losses) Gains on Sales of Securities	0	0	0	0
Other Income	279	457	1,167	832

Total Other Operating Income	2,773	2,919	5,900	5,584

Operating Expenses
Salaries	4,557	4,588	9,268	9,218
Employee Benefits	1,444	1,363	2,981	2,836
Occupancy	921	943	1,966	1,929
Equipment	785	714	1,520	1,496
Other	2,418	2,508	4,555	4,671

Total Operating Expenses	10,125	10,116	20,290	20,150

Income Before Income Taxes	1,500	3,008	3,639	6,038

Income Tax Expense
Provision for Income Taxes	527	973	1,236	1,961

Total Income Tax Expense	527	973	1,236	1,961

Net Income	$973	$2,035	$2,403	$4,077

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
June 30, 2006 and 2005 (000’s)

	June 30,	June 30,
Assets	2006	2005
Cash and Due From Banks	$57,413	$53,482
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	3,616	30,411

Securities Available-For-Sale (AFS)	526,206	593,086
Securities Held-to-Maturity	281,173	328,643

Total Loans	717,833	614,742
Less: Allowance for Loan Losses	9,453	9,176

Net Loans	708,380	605,566

Bank Premises and Equipment	24,653	26,453
Accrued Interest Receivable	7,575	7,525
Goodwill	2,714	2,714
Core Deposit Intangible	2,359	2,741
Other Assets	25,932	25,274

Total Assets	$1,640,021	$1,675,895

Liabilities
Demand Deposits	$281,730	$284,738

Interest Bearing Deposits:
Savings and NOW Deposits	284,437	330,911
Money Market Accounts	317,309	398,167
Time Deposits	334,034	265,699

Total Interest Bearing	935,780	994,777

Total Deposits	1,217,510	1,279,515

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	65,288	36,004
Federal Home Loan Bank Advances and Other Borrowed Funds	198,365	201,983

Total Borrowed Funds	263,653	237,987

Other Liabilities	19,069	16,362
Subordinated Debentures	36,083	37,557

Total Liabilities	1,536,315	1,571,421

Total Stockholders’ Equity	103,706	104,474

Total Liabilities & Stockholders’ Equity	$1,640,021	$1,675,895

Total Average Earning Assets — QTD	$1,530,621	$1,547,894

Total Average Earning Assets — YTD	$1,528,828	$1,566,882

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
June 30, 2006 and 2005
(dollars in thousands, except share data)

	2006	2005

Performance Measures:

Earnings per average share, basic, quarter	$0.18	$0.37
Earnings per average share, diluted, quarter	$0.18	$0.37
Earnings per average share, basic , year-to-date	$0.43	$0.74
Earnings per average share, diluted, year-to-date	$0.43	$0.74
Return on average assets, year-to-date	0.30%	0.49%
Return on average stockholders’ equity, year-to-date	4.67%	7.87%
Net interest margin (taxable equivalent), quarter	2.38%	2.68%
Net interest margin (taxable equivalent), year-to-date	2.40%	2.67%
Efficiency ratio, year-to-date	83.5%	76.1%
Book value per share	$18.66	$19.22
Tangible book value per share	$17.76	$18.25
Tangible capital/tangible assets	5.95%	6.14%

Common Share Data:
Average shares outstanding, basic, quarter	5,541,088	5,535,317
Average shares outstanding, basic, year-to-date	5,540,807	5,534,986
Average shares outstanding, diluted, quarter	5,541,088	5,540,598
Average shares outstanding, diluted, year-to-date	5,543,598	5,542,253

Shares outstanding Class A	3,483,638	3,435,677
Shares outstanding Class B	2,057,450	2,099,640

Total shares outstanding	5,541,088	5,535,317

Assets Quality and Other Data:

Allowance for loan losses / loans	1.28%	1.44%
Nonaccrual loans	$289	$646
Nonperforming assets	$289	$1,128
Loans 90 days past due and still accruing	$4,163	$1,402
Net charge-offs (recoveries)	$164	($144)

Leverage ratio	8.68%	8.49%
Tier 1 risk weighted capital ratio	15.31%	16.07%
Total risk weighted capital ratio	16.34%	17.15%
Total risk weighted assets	$933,270	$874,802